Statutory Prospectus Supplement dated August 21, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Global Health Care Fund
The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY — Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Derek Taner	Portfolio Manager	2005”
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers” in the prospectuses:
“The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Derek Taner, Portfolio Manager, who has been responsible for the Fund since 2005 and has been associated with Invesco and/or its affiliates since 2005.
     More information on the portfolio manager may be found at www.invesco.com/us. The Web site is not part of the prospectus.
     The Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”